                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement

[X]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to Sections 240.14a-11(c) or
      Section 240.14a-12


                                Tribune Company
.............................................................................
               (Name of Registrant as Specified In Its Charter)


..............................................................................
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
      14a-6(j)(2).

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1) Title of each class of securities to which transaction applies:
         .......................................................................

      2) Aggregate number of securities to which transaction applies:
         .......................................................................

      3) Per Unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*
         .......................................................................

      4) Proposed maximum aggregate value of transaction:
         .......................................................................

* Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:
         .......................................................................

      2) Form, Schedule or Registration Statement No.:
         .......................................................................

      3) Filing Party:
         .......................................................................

      4) Date Filed:
         .......................................................................

                                TRIBUNE COMPANY

                           435 NORTH MICHIGAN AVENUE
                            CHICAGO, ILLINOIS 60611

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                       TUESDAY, APRIL 19, 1994, 9:30 A.M.

  This Proxy Statement is provided in connection with the 1994 Annual Meeting of Stockholders of Tribune Company (the "Company") or any adjournment thereof. The Company's Annual Report for 1993 is enclosed. This Proxy Statement is being mailed to stockholders on or about March 21, 1994.

  Stockholders of record at the close of business on March 3, 1994 are entitled to vote at the meeting. On that date there were outstanding and entitled to vote 67,167,342 shares of the Common Stock, without par value (the "Common Stock"), and 1,505,259 shares of Series B Convertible Preferred Stock, without par value (the "Preferred Stock"), of the Company. With regard to all matters submitted to a vote at the meeting, each share of Common Stock is entitled to one vote and each share of Preferred Stock, voting together as a class with the Common
Stock, is entitled to 4.58 votes. Holders do not have the right to cumulate votes in the election of directors. Accordingly, the holders of a majority of the 74,061,428 votes entitled to be cast are able to elect all directors being elected. A list of stockholders of record entitled to vote at the Annual
Meeting will be available for inspection by any stockholder for any purpose germane to the meeting during ordinary business hours for a period of 10 days prior to the meeting at the office of the Company, 435 N. Michigan Ave., Suite 2400, Chicago, IL 60611, in care of the Vice President and Secretary.

  The enclosed proxy is solicited by the Board of Directors. If the proxy is properly executed and returned, the shares will be voted in accordance with the stockholder's instructions. If no instructions are given with respect to a matter, the proxy will be voted as follows with respect to such matter: FOR the election as directors of the nominees named herein (Proposal 1); FOR approval of an amendment to the 1992 Long-Term Incentive Plan (Proposal 2); and FOR the ratification of the selection of Price Waterhouse as auditors for 1994 (Proposal 3). Any stockholder of record giving a proxy for the meeting may revoke it prior to its being voted by written notice of revocation or by a later proxy, in either case delivered to the Vice President and Secretary, or by voting in person by ballot at the meeting. Stockholders whose shares are held in the name of a broker, bank, or other holder of record may not vote in person at the meeting unless they have first obtained a proxy, executed in the stockholder's favor, from the holder of record.

  If shares are owned beneficially by participants in the Tribune Company Employee Stock Ownership Plan (the "ESOP"), or the Tribune Company Savings Incentive Plan (the "SIP"), or held by a nominee for partici-pants in the Tribune Company Employee Stock Purchase Plan (the "ESPP"), a voting instruction card is enclosed for the purpose of instructing the respective plan trust-ees or nominee how to cast the votes related to such shares. Any participant giving instructions to a plan trustee or nominee may revoke or modify such instructions prior to April 16, 1994 by written notice given to the trustee or nominee. Plan shares are held by The Northern Trust Company as trustee for the ESOP and the SIP and by Merrill Lynch, Pierce, Fenner & Smith Incorporated as nominee under the ESPP. The voting instruction card separately summarizes the number of shares which are entitled to be voted on behalf of the participant in one or more of the plans. Shares allocated to participant accounts under these plans will be voted as follows: if instruction cards are received by the trustee or nominee on or before April 15, 1994, votes will be cast in accordance with the instructions; shares held by the ESOP and the SIP for which no instructions are received by April 15 will be voted in the same proportion as the shares in that plan for which instructions were received; shares related to the ESPP for which no instructions are received will be voted in accordance with New York Stock Exchange rules. ESOP shares not allocated to any participant accounts will be voted in the same proportion as the ESOP shares as to which voting instructions are received.

                             OWNERSHIP INFORMATION
- --------------------------------------------------------------------------------

PRINCIPAL STOCKHOLDERS

  The following table and footnotes set forth information as of March 3, 1994 with respect to each person who is known to management of the Company to be the beneficial owner of more than 5% of any class of the Company's stock.

  The Northern Trust Company as trustee for the ESOP (the "ESOP Trustee") holds 1,505,259 shares of Preferred Stock, of which 431,765 shares were allocated to participant accounts as of March 3, 1994, and 735,501 shares of Common Stock, of which 350,415 shares were allocated to participant accounts. The ESOP trust agreement directs the trustee to vote the shares allocated to participant accounts as directed by the participants and to vote all unallocated shares and any allocated shares for which no timely instructions are received in the
same proportion as the allocated         6,021,036 shares based on four shares
shares for which instructions are re-    of Common Stock for each share of
ceived. In addition, the ESOP Trustee    Preferred Stock. All ownership is
is deemed to beneficially own those      shared with the participants in the
shares of Common Stock into which the    ESOP.
Preferred Stock is convertible, or

                                     COMMON STOCK           PREFERRED STOCK
                                 ------------------------ --------------------
                                 NUMBER OF     PERCENT OF NUMBER OF PERCENT OF
NAME AND ADDRESS OF OWNER          SHARES        CLASS     SHARES     CLASS
- -------------------------        ----------    ---------- --------- ----------
Robert R. McCormick Tribune      11,554,436(1)    17.2%         --     --
   Foundation--10,479,236 shs.;
   Cantigny Foundation--
   1,075,200 shs.
   Room 770
   435 N. Michigan Avenue
   Chicago, IL 60611
The Northern Trust Company, as    6,756,537(2)     9.2%   1,505,259    100%
   ESOP Trustee
   50 S. LaSalle Street
   Chicago, IL 60675

- -------
  (1) The investment and voting power for both of these foundations is vested in a board of five directors, consisting of Charles T. Brumback, Stanton R. Cook, James C. Dowdle, Jack Fuller and John W. Madigan, each of whom is an officer or former officer of the Company or a subsidiary thereof.

  (2) The ESOP Trustee holds 735,501 shares of Common Stock on behalf of the
ESOP as of March 3, 1994. The amount shown also includes the 6,021,036 shares of Common Stock into which the Preferred Stock is convertible. The Northern
Trust Company is also trustee with respect to other plans. See "Employee
Benefit Plan Voting Rights", below. According to a Schedule 13G filed by
Northern Trust Corporation with the Securities and Exchange Commission, that corporation has beneficial ownership with respect to 11.7% (8,583,562 shares, including ESOP and other plan shares) of Common Stock, as follows: Sole voting power--461,120 shares, Shared voting power--8,031,836 shares, Sole dispositive power--190,518 shares, Shared dispositive power--8,203,355 shares.
- --------------------------------------------------------------------------------
MANAGEMENT OWNERSHIP

  Beneficial ownership of the Common     table, and by all current directors
Stock and Preferred Stock as of March    and executive officers as a group, is
3, 1994 by each director, by each        set forth in the following table:
executive officer named in the sum-
mary compensation

                                              COMMON STOCK                         PREFERRED STOCK
                          ------------------------------------------------------- -----------------
                                         ADDITIONAL SHARES
                                        DEEMED BENEFICIALLY
                                             OWNED(1)
                                       ------------------------
                                       BENEFICIAL
                                       OWNERSHIP     BENEFICIAL           PERCENT           PERCENT
                           NUMBER OF      NOT        OWNERSHIP              OF    NUMBER OF   OF
          NAME            SHARES OWNED DISCLAIMED    DISCLAIMED   TOTAL    CLASS  SHARES(2)  CLASS
          ----            ------------ ----------    ---------- --------- ------- --------- -------
Charles T. Brumback.....     118,276     291,428(3)    20,000     429,704     *       468       *
Stanton R. Cook.........     411,194     377,887(3)     9,600     798,681   1.2%      --      --
James C. Dowdle.........     104,270     202,672(3)       --      306,942     *       468       *
Donald C. Grenesko......       1,048      67,776(3)       --       68,824     *       428       *
Diego E. Hernandez......         900         --           --          900     *       --      --
David D. Hiller.........         451      46,730(3)       --       47,181     *       367       *
John E. Houghton........         219     215,394(3)       --      215,613     *       --      --
Robert E. La Blanc......       9,800         --           --        9,800     *       --      --
John W. Madigan.........     229,955     249,795(3)    20,620     500,370     *       468       *
Andrew J. McKenna.......      45,000         --           --       45,000     *       --      --
Kristie Miller..........     176,158         --         8,928     185,086     *       --      --
Newton N. Minow.........       4,500       2,000          --        6,500     *       --      --
James J. O'Connor.......       3,100         --           --        3,100     *       --      --
Donald H. Rumsfeld......       3,200         --           --        3,200     *       --      --
Scott C. Smith..........      16,856      70,307(3)       600      87,763     *       468       *
Arnold R. Weber.........       1,900         --           --        1,900     *       --      --
Twenty-eight (28) direc-
 tors and executive of-
 ficers of the Company
 as a group.............   1,162,906   1,834,586(3)    59,748   3,057,240   4.4%    5,766       *

- -------
  *Less than 1%.

  (1) Does not include 11,554,436 shares owned by the Robert R. McCormick Tribune Foundation and the Cantigny Foundation (see "Principal Stockholders").

  (2) Represents shares allocated to individual participant accounts under the ESOP.

  (3) Includes rights to acquire shares pursuant to stock options which are available for exercise prior to May 2, 1994 and upon conversion of ESOP
Preferred Stock allocated to individual accounts, as follows: Mr. Brumback-- 284,021 shs.; Mr. Cook--377,887 shs.; Mr. Dowdle--202,041 shs.; Mr. Grenesko--
65,912 shs.; Mr. Hiller--45,968 shs.; Mr. Houghton--157,800 shs.; Mr. Madigan-- 249,407 shs.; Mr. Smith--69,919 shs.; all directors and executive officers as a group--1,759,636 shs.
- --------------------------------------------------------------------------------
EMPLOYEE BENEFIT PLAN VOTING RIGHTS

  The Northern Trust Company as trustee holds shares of Common Stock and Preferred Stock for the benefit of employees. The stock held in trust as of March 3, 1994, and the percentage of total votes represented, are as follows:

                                        COMMON STOCK     PREFERRED STOCK
                                      ----------------- -----------------
                                       NUMBER   PERCENT  NUMBER   PERCENT
                                         OF       OF       OF       OF    PERCENT OF
NAME OF BENEFIT PLAN OR TRUST          SHARES    CLASS   SHARES    CLASS  TOTAL VOTES
- -----------------------------         --------- ------- --------- ------- -----------
Tribune Company Employee Stock Own-
 ership Plan (1)....................    735,501   1.1%  1,505,259   100%     10.3%
Tribune Company Savings Incentive
 Plan (1)...........................  1,108,875   1.7%         --   --        1.5%
Tribune Company Master Pension Trust
 (2)................................    423,725    .6%         --   --         .6%
                                      ---------         ---------
      Total.........................  2,268,101   3.4%  1,505,259   100%     12.4%
                                      =========   ===   =========   ===      ====

- -------
  (1) Employee participants have the right to instruct the trustee on how the shares allocated to their accounts are to be voted. The trust agreement directs the trustee to vote all allocated shares for which no participant instructions are received and all unallocated shares, if any, in the same proportion as votes cast on behalf of participants who completed and returned a voting instruction card.

  (2) Shares are held on behalf of the Tribune Company Employees' Pension Plan and other retirement plans for employees of the Company and its subsidiaries. The shares are voted at the direction of the Tribune Company Employee Benefits Investment Committee, presently consisting of five officers of the Company.

                              VOTING REQUIREMENTS

  The holders of shares representing 37,030,715 votes, represented in person or by proxy, shall constitute a quorum to conduct business.

  A stockholder may, with respect to the election of directors, (i) vote for all five nominees named herein, (ii) withhold authority to vote for all such nominees or (iii) vote for all such nominees other than any nominee with respect to whom the stockholder withholds authority to vote. The nominees receiving the highest number of votes cast for the number of positions to be filled shall be elected. Accordingly, withholding authority to vote for a director nominee will not prevent him or her from being elected.

  A stockholder may, with respect to each other matter specified in the notice of the meeting (i) vote "FOR", (ii) vote "AGAINST" or (iii) "ABSTAIN" from voting. A vote to abstain from voting has the legal effect of a vote against.

  A proxy may indicate that all or a portion of the shares represented by such proxy are not being voted with respect to a particular matter. This could occur, for example, when a broker is not permitted to vote stock held in street name on certain matters in the absence of instructions from the beneficial owner of the stock. These "non-voted shares" will be considered shares not present and entitled to vote on such matter, although such shares may be considered present and entitled to vote for other purposes and will count for purposes of determining the presence of a quorum. Non-voted shares will not affect the determination of the outcome of the vote on any proposal to be decided at the meeting.

                       ELECTION OF DIRECTORS (PROPOSAL 1)

  Five directors will be elected at      nominees becomes unavailable for
the 1994 Annual Meeting to hold of-      election, an event which is not now
fice for three years and until their     anticipated, the enclosed proxy may
respective successors are elected        be voted for the election of a sub-
and qualified, or until their resig-     stitute nominee.
nation or removal. The nominees re-
ceiving the highest numbers of votes
cast for the number of positions to
be filled shall be elected.

                                           Additional information regarding
                                         each of the five nominees and the
                                         eight directors continuing in office
                                         follows. The descriptions of the
                                         business experience of these indi-
                                         viduals include the principal posi-
                                         tions held by them from March 1989
                                         to the date of this Proxy Statement.

  It is intended that all proxies in
the accompanying form, unless con-
trary instructions are given there-
on, will be voted for the election
as directors of James C. Dowdle, Di-
ego E. Hernandez, Robert E. La
Blanc, John W. Madigan and Andrew J.
McKenna. All of the nominees are
currently directors of the Company.
In case any of the

                                           THE BOARD OF DIRECTORS RECOMMENDS
                                         A VOTE FOR ELECTION OF THE NAMED
                                         NOMINEES AS DIRECTORS OF THE COMPANY
                                         (PROPOSAL 1).
- --------------------------------------------------------------------------------
NOMINATED FOR ELECTION AT THIS MEETING AND, IF ELECTED, TO SERVE UNTIL THE 1997 ANNUAL MEETING:

JAMES C. DOWDLE (60)                                  DIEGO E. HERNANDEZ (60)
 --DIRECTOR SINCE 1985.                                --DIRECTOR SINCE 1991.
                                                      Consultant. Senior Vice
Executive Vice Presi-                                 President, Right Asso-
dent of the Company                                   ciates (management con-
since August 1991 and                                 sultants) from December
President and Chief Ex-                               1991 to February 1993;
ecutive Officer, Trib-                                Consultant from August
une Broadcasting Compa-                               1991 to November 1991;
ny.*                                                  Vice Admiral, U.S. Navy
                                                      (Retired), Deputy Com-
                                                      mander, U.S. Space Com-
                                                      mand until February
                                                      1991.

ROBERT E. LA BLANC (60)                               JOHN W. MADIGAN (56)
 --DIRECTOR SINCE 1982.                                --DIRECTOR SINCE 1975.
                                                      Executive Vice Presi-
President, Robert E. La                               dent of the Company and
Blanc Associates, Inc.                                President and Chief Ex-
(consultants in infor-                                ecutive Officer, Trib-
mation technology). Di-                               une Publishing Company*
rector of Contel Cellu-                               since August 1991 and
lar, Inc.; Storage                                    Publisher, Chicago
Technology, Inc.; M/A                                 Tribune since August
Com Inc.; TIE/com-                                    1990. President and
munications, Inc.; Pru-                               Chief Executive Offi-
dential Global Fund;                                  cer, Chicago Tribune
Prudential Pacific                                    Company* until Septem-
Growth Fund, Inc.; Pru-                               ber 1993. Director of
dential Short-Term                                    QUNO Corporation.
Global Income Fund,
Inc. Trustee of Pruden-
tial U.S. Government
Fund.

ANDREW J. MCKENNA (64)
 --DIRECTOR SINCE 1982.
Chairman, President and
Chief Executive Offi-
cer, Schwarz Paper Com-
pany (paper converter).
Director of Aon Corpo-
ration; Dean Foods Com-
pany; First Chicago
Corporation; The First
National Bank of Chica-
go; McDonald's Corpora-
tion; Skyline Corpora-
tion.

- -------
* A subsidiary of the Company.

- --------------------------------------------------------------------------------
THE FOLLOWING DIRECTORS CONTINUE IN OFFICE UNTIL THE 1995 ANNUAL MEETING:

STANTON R. COOK (68)                                  JOHN E. HOUGHTON (62)
 --DIRECTOR SINCE 1972.                                --DIRECTOR SINCE 1980.
                                                      Retired since January
Consultant since Janu-                                1993. Chairman, Chief
ary 1993, Acting Chief                                Executive Officer (un-
Executive Officer and                                 til January 1991), QUNO
Chairman of the Board,                                Corporation. Director
Chicago National League                               of QUNO Corporation.
Ball Club, Inc.* Re-
tired Chairman (until
January 1993), and
Chief Executive Officer
(until August 1990) of
the Company (Publisher,
Chicago Tribune until
August 1990).

JAMES J. O'CONNOR (57)                                ARNOLD R. WEBER (64)
 --DIRECTOR SINCE 1985.                                --DIRECTOR SINCE 1989.
                                                      President, Northwestern
Chairman and Chief Ex-                                University. Director of
ecutive Officer and Di-                               Aon Corporation; Bur-
rector, Commonwealth                                  lington Northern Inc.;
Edison Company. Direc-                                Inland Steel Indus-
tor of Corning Incorpo-                               tries, Inc.; PepsiCo,
rated; First Chicago                                  Inc.
Corporation; The First
National Bank of Chica-
go; UAL Corporation.
- --------------------------------------------------------------------------------
THE FOLLOWING DIRECTORS CONTINUE IN OFFICE UNTIL THE 1996 ANNUAL MEETING:

CHARLES T. BRUMBACK (65)                              KRISTIE MILLER (49)
 --DIRECTOR SINCE 1981.                                --DIRECTOR SINCE 1981.
                                                      Author; Journalist, The
Chairman since January                                Daily News-Tribune,
1993, President since                                 Inc. of La Salle, Illi-
January 1989 and Chief                                nois.
Executive Officer since
August 1990 (Chief Op-
erating Officer from
January 1989 to July
1990) of the Company.
Director of QUNO Corpo-
ration.

NEWTON N. MINOW (68)                                  DONALD H. RUMSFELD (61)
 --DIRECTOR SINCE 1991.                                --DIRECTOR SINCE 1992.
                                                      Former Chairman of the
Of Counsel (Partner un-                               Board of Directors,
til March 1991), Sidley                               (President from April
& Austin (law firm) and                               1992) and Chief Execu-
Professor, Northwestern                               tive Officer (from Oc-
University. Director of                               tober 1990 until August
Aon Corporation; Foote,                               1993), General Instru-
Cone & Belding Communi-                               ment Corporation. Se-
cations, Inc.; Manpow-                                nior Advisor to William
er, Inc.; Sara Lee Cor-                               Blair & Company until
poration.                                             October 1990. Director
                                                      of The Allstate Corpo-
                                                      ration; Amylin Pharma-
                                                      ceuticals, Inc.; Gilead
                                                      Sciences, Inc.; Kellogg
                                                      Company; Metricom,
                                                      Inc.; Sears, Roebuck
                                                      and Co.

- -------
* A subsidiary of the Company.

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

  The Board of Directors held seven
meetings during 1993. Each incumbent
member of the Board of Directors at-
tended 75% or more of the meetings of
the Board of Directors and all com-
mittees of which they are members.

 Audit Committee

  The functions of the Audit Commit-
tee, presently consisting of Messrs.
Hernandez, La Blanc, Minow (Chairman)
and Rumsfeld, include making recom-
mendations concerning the appointment
of independent accountants to audit
the books of the Company, reviewing
the financial statements examined by
the independent accountants, and re-
viewing recommendations made by the
independent accountants with respect
to the accounting methods used, the
organization and operations of the
Company and the system of internal
control followed by the Company. The
Audit Committee held two meetings
during 1993.

 Governance and Compensation Committee

  The functions of the Governance and
Compensation Committee, presently
consisting of Messrs. McKenna (Chair-
man), O'Connor and Weber, and Ms.
Miller, include establishing the
renumeration for the Chief Executive
Officer of the Company, consulting
with the Chief Executive Officer with
respect to the compensation of
other executives of the Company, and
administering and

determining awards under the
Company's 1992 Long-Term Incentive
Plan and certain other employee bene-
fit plans. The Committee also identi-
fies and proposes candidates for
election to the Board of Directors of
the Company. The Committee will con-
sider, at its regularly scheduled
meetings, nominees recommended by
stockholders if submitted in writing.
The Committee also accepts other re-
sponsibilities relating to corporate
governance assigned to it, including
studying the size, composition, com-
mittee structure and committee mem-
bership of the Board of Directors.
The Committee met six times during
1993.

 Other Standing Committees

  The Company has an Executive Com-
mittee presently consisting of
Messrs. Brumback (Chairman), Dowdle,
Madigan, McKenna and Minow. The Com-
mittee did not meet in 1993, but
acted twice by unanimous written con-
sent.

  The Company also has a Finance Com-
mittee presently consisting of
Messrs. Hernandez, La Blanc (Chair-
man), Minow and Rumsfeld. The Commit-
tee met one time during 1993.

  The Company also has a Technology
Advisory Committee presently consist-
ing of Messrs. Brumback (Chairman),
Dowdle, Hernandez, La Blanc, Madigan,
Minow and Rumsfeld as well as other
executives of the Company. The Com-
mittee met two times during 1993.

COMPENSATION OF DIRECTORS

  Directors who are not employees of the Company receive annual stipends and meeting fees. The annual stipend for board membership is $24,000 and the fee for each board meeting attended is $1,500. Committee chairmen receive an annual stipend of $4,000 and each participant receives a fee of $1,000 for each committee meeting attended. The Company also reimburses directors for travel expenses incurred in attending meetings.

  Directors are eligible to elect to defer receipt of all or a portion of their cash stipend and fees. Directors who elect to defer amounts are credited with deemed income, net of applicable corporate income taxes, based on investments selected by the Directors. At the time of distribution, the amount paid to the Director is increased by an amount that approximates the tax saving to the Company resulting from the deduction allowed for the distribution of the deemed income amount included in the distribution. Payment of such amounts together with such credited income will be made over a series of years in the future.


  The Company has a Restricted Stock Plan for Outside Directors. Under the plan, each nonemployee director, upon each election or re-election to the Board, is awarded a block of restricted Common Stock equal to 300 shares for each year of the term of office for which the director is elected. The shares vest at the rate of 300 shares per year of service on the Board and are forfeited if service on the Board is terminated prior to vesting for reasons other than death or permanent disability. No portion of the stock may be sold or otherwise transferred until all shares of a particular award have vested. Awards of 900 shares each were made on April 20, 1993 to Ms. Miller, Mr. Minow and Mr. Rumsfeld. The closing price of the Common Stock on that date was $56.125.

  The Company paid Mr. Cook $375,000 for consulting services in 1993 relating to the Chicago Cubs and has agreed to continue this arrangement for 1994. The Company also provides Mr. Cook with the use of an office and secretarial and other appropriate assistance.

  Mr. Houghton serves as Chairman of the Board of QUNO Corporation, an affiliate of the Company, and was compensated by QUNO $38,800 for such services in 1993.

- --------------------------------------------------------------------------------

OTHER TRANSACTIONS

  Mr. Minow is of counsel to the law
firm of Sidley & Austin, which was
one of the primary outside law firms
providing legal services to the Com-
pany in 1993. This relationship is
expected to continue in 1994 and fu-
ture years.


  Tribune Properties, Inc. and Chi-
cago Tribune Company lease office
space and together with other
subsidiaries of the Company provide
services to the Robert R. McCormick
Tribune Foundation. During 1993, the
Foundation paid $274,577 to Company
subsidiaries for the leased space and
services.
                       APPROVAL OF AMENDMENT TO THE 1992
                     LONG-TERM INCENTIVE PLAN (PROPOSAL 2)
  Stockholders are asked to approve
an amendment to the Company's 1992
Long-Term Incentive Plan (the "Plan")
which would place a limit on the num-
ber of shares subject to stock op-
tions, stock appreciation rights and
other types of stock based award that
can be granted to any participant
during any year.

  The Omnibus Budget Reconciliation
Act of 1993 added Section 162(m) to
the Internal Revenue Code ("Code").
Section 162(m) generally limits the
deduction that may be claimed for
compensation paid to the Chief Execu-
tive Officer and the four other high-
est paid executive officers at the
end of a given fiscal year to
$1,000,000 per person, subject to
certain exceptions. The rule applies
to all types of compensation, includ-
ing amounts realized on exercise of
stock options and stock appreciation
rights, unless the awards and plan
under which they are made qualify as
"performance based" under the terms
of the Code and related regulations.
The Company has been advised by coun-
sel that approval of the proposed
amendment will permit future grants
of stock options and stock apprecia-
tion rights under the Plan to meet
the requirements for performance
based compensation.

  The Plan was approved by stockhold-
ers at the 1992 Annual Meeting. The
Plan authorizes the grants of stock
options, stock appreciation rights
and other types of stock based long-
term incentive awards. The Plan pro-
vides a number of shares available
for new awards equal to 0.9 percent
of the adjusted average Common Stock
outstanding used by the Company to
calculate fully diluted earnings per
share for the preceding year plus un-
used shares from prior years. For
1994, 664,926 shares are available
for new awards under the Plan. Addi-
tional shares are available
(2,001,527 shares as of March 3,
1994) but are limited in use to mak-
ing Replacement Option (reload)
awards. The Plan also imposes various
limits on the number of shares that
may be used for certain types of
awards.

  The Board of Directors on February
15, 1994, adopted the following
amendment to Section 4.1 of the Plan
subject to stockholder approval:

    "Notwithstanding any provision
  in this Plan to the contrary, but
  subject to the adjustment provi-
  sions of Section 4.4 hereof, the
  maximum number of shares of Com-
  mon Stock available for Awards
  under this Plan to any Partici-
  pant in any fiscal year of the
  Company shall not exceed 500,000
  shares."

The proposed amendment is a further
limitation on the current terms of
the Plan, and does not add to bene-
fits or compensation presently avail-
able for award under the Plan. Ap-
proval of the amendment will permit
the Company to avoid the Section
162(m) limitation on the deductibil-
ity of compensation relating to stock
options and stock appreciation rights
granted under the Plan in 1994 and
subsequent years.

  Approval of the proposed amendment
requires the affirmative vote of a
majority of the votes of all shares
present and entitled to vote on the
matter.

  THE BOARD OF DIRECTORS RECOMMENDS A
VOTE FOR APPROVAL OF THE PROPOSED
AMENDMENT TO THE 1992 LONG-TERM
INCENTIVE PLAN (PROPOSAL 2).

               RATIFICATION OF SELECTION OF AUDITORS (PROPOSAL 3)

  The Board of Directors has selected Price Waterhouse to serve as the Company's independent certified public accountants for 1994. Price Waterhouse has examined and rendered its opinion on the financial statements of the Company for many years. Although the Company is not required by either its Restated Certificate of Incorporation or Bylaws to do so, it has chosen to submit the selection of auditors to the stockholders for ratification. If the selection of Price Waterhouse as auditors for 1994 is not ratified, the Board will take under advisement the selection of other auditors.

  Representatives of Price Waterhouse will be present at the 1994 Annual Meeting and will be available to respond to appropriate questions and to make a statement if they desire to do so.

  Approval of this proposal requires the affirmative vote of a majority of the votes of all shares present and entitled to vote on the matter.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE AS THE COMPANY'S INDEPENDENT ACCOUNTANTS (PROPOSAL 3).

                 STOCKHOLDER PROPOSALS FOR 1995 ANNUAL MEETING

  Stockholders may submit proposals appropriate for stockholder action at the Company's annual meetings consistent with regulations of the Securities and Exchange Commission. Under Commission rules, proposals to be considered for inclusion in the Proxy Statement for the 1995 Annual Meeting must be received by the Company no later than November 21, 1994. The Company's Bylaws set forth additional requirements and procedures regarding the submission by stockholders of matters for consideration at the annual meeting, including a 60-day notice requirement. Proposals should be directed to Tribune Company, 435 North Michigan Avenue, Chicago, Illinois 60611, Attention: Vice President and Secretary.

  The Company's Bylaws provide that notice of proposed stockholder nominations for election of directors must be given to the Secretary of the Company not less than 90 days prior to the meeting at which directors are to be elected. Such notice must contain certain information about each proposed nominee, including age, business and residence addresses, principal occupation, the number of shares of Common Stock beneficially owned by him or her and such other information as would be required to be included in a proxy statement soliciting proxies for the election of such proposed nominee, and a signed consent of the nominee to serve as a director of the Company if elected. Provision is also made for substitution of nominees by the nominating stockholder in the event that a designated nominee is unable to stand for election at the meeting. If the chairman of the meeting of stockholders determines that a nomination was not made in accordance with the foregoing procedures, such nomination is void. The advance notice requirement affords the Board of Directors the opportunity to consider the qualifications of all proposed nominees and, to the extent deemed necessary or desirable by the Board, inform stockholders about such qualifications.

                             EXECUTIVE COMPENSATION

- --------------------------------------------------------------------------------
SUMMARY COMPENSATION TABLE

                                               ANNUAL COMPENSATION    LONG TERM COMPENSATION
                                            ------------------------- -----------------------
                                                                       SECURITIES
                                                                       UNDERLYING
         NAME AND PRINCIPAL                                              OPTION       LTIP       ALL OTHER
              POSITION                 YEAR  SALARY   BONUS    OTHER  AWARDS(#)(1) PAYOUTS(2) COMPENSATION(3)
- -------------------------------------  ---- -------- -------- ------- ------------ ---------- ---------------
CHARLES T. BRUMBACK..................  1993 $690,327 $485,000 $14,295    50,000     $      0     $ 32,857
President and Chief Executive Officer  1992  668,000  308,000   8,111   131,907      240,692       28,354
                                       1991  642,000  188,000     --    102,802      120,346          --
JAMES C. DOWDLE......................  1993 $444,807 $250,000 $ 5,786    43,202     $      0     $ 32,857
Executive Vice President and           1992  420,000  215,000   3,774    93,518      417,293       28,354
 President of Broadcast Group          1991  405,000  175,000     --     81,409      326,746          --
DONALD C. GRENESKO...................  1993 $237,308 $115,000 $   546    10,000     $      0     $ 31,732
Senior Vice President/Chief Financial  1992  226,731   85,000       0     8,000      120,346       27,189
 Officer                               1991  196,731   75,000     --      8,000       60,173          --
DAVID D. HILLER......................  1993 $253,923 $145,000 $     0    10,000     $      0     $ 30,692
Senior Vice President/Development(4)   1992  266,500   75,000       0     5,000            0       26,314
                                       1991  255,000   70,000     --      5,000            0          --
JOHN W. MADIGAN......................  1993 $527,404 $225,000 $11,180    58,148     $      0     $ 30,608
Executive Vice President and           1992  515,000  160,000   8,575    91,943      417,293       26,172
 President of Publishing Group         1991  500,000  190,000     --    127,518      266,861          --
SCOTT C. SMITH.......................  1993 $311,414 $145,000 $ 2,739    12,000     $      0     $282,738
Senior Vice President/Development(5)   1992  293,338  120,000     127    16,522      209,625       28,354
                                       1991  280,959  115,000     --     10,000      119,366          --

- -------
  (1) Number of option shares. Includes replacement (reload) options, awarded on exercise of non-qualified options paid for with previously owned Common Stock, as follows:

                                                            1993   1992   1991
                                                           ------ ------ -------
      Charles T. Brumback.................................      0 81,907  52,802
      James C. Dowdle..................................... 18,202 68,518  56,409
      John W. Madigan..................................... 33,148 66,943 102,518
      Scott C. Smith......................................      0  6,522       0

  See Option Grants Table for additional information.

  (2) Represents payments of benefits (stock price appreciation and dividends subject to limits based on pre-tax income) accrued from 1980 to February 1988 based on phantom shares awarded under the 1980 Incentive Compensation Plan. A portion of the 1992 payouts resulted from action by the Board of Directors to accelerate vesting of the final payments due under the plan by approximately 6 weeks. No further payments are due under this plan.

  (3) Represents amounts allocated under the Employee Stock Ownership Plan
(ESOP) and matching contributions under the Savings Incentive Plan (401(k)), and for Mr. Smith a special relocation allowance in lieu of reimbursement for certain costs associated with his transfer to Florida. The amounts for 1993 are:

                                                 ESOP   401(K)  OTHER    TOTAL
                                                ------- ------ -------- --------
      Charles T. Brumback...................... $30,608 $2,249 $      0 $ 32,857
      James C. Dowdle..........................  30,608  2,249        0   32,857
      Donald C. Grenesko.......................  29,917  1,815        0   31,732
      David D. Hiller..........................  28,886  1,806        0   30,692
      John W. Madigan..........................  30,608      0        0   30,608
      Scott C. Smith...........................  30,608  2,130  250,000  282,738

  (4) Prior to November 1, 1993, Mr. Hiller served as Senior Vice President and General Counsel.

  (5) Until August 31, 1993. Beginning September 1, Mr. Smith served as President and Chief Executive Officer of Sun-Sentinel Company, a wholly-owned subsidiary. He is not considered an executive officer of the Company while serving in this capacity. The compensation amounts for 1993 reflect all compensation paid to Mr. Smith for the entire year for services in all capacities.

- --------------------------------------------------------------------------------
OPTION GRANTS TABLE

  The following table presents information as to stock option awards during the year ended December 26, 1993. The three columns on the right project the amount that could be earned if the Common Stock price appreciates at the annual rates indicated and if the options are held until the expiration dates shown. There is no assurance that any particular level of potential realizable value will actually be earned.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                           POTENTIAL REALIZABLE VALUE AT
                                                                           ASSUMED ANNUAL RATES OF STOCK
                                                                           PRICE APPRECIATION FOR OPTION
                                        INDIVIDUAL GRANTS                              TERM
                          ----------------------------------------------- ----------------------------------
                                      % OF TOTAL
                          NUMBER OF    OPTIONS
                          SECURITIES  GRANTED TO
                          UNDERLYING  EMPLOYEES  EXERCISE
                           OPTIONS    IN FISCAL   PRICE
          NAME            GRANTED(1)     YEAR     ($/SH)  EXPIRATION DATE 0%       5%               10%
- ------------------------  ----------  ---------- -------- --------------- --- -------------    -------------
Charles T. Brumback.....    50,000      5.62%    $51.125   Aug. 27, 2003  $ 0 $   1,624,902    $   4,127,893
James C. Dowdle.........    25,000      2.81%     51.125   Aug. 27, 2003    0       812,451        2,063,946
                            16,228(2)   1.82%     54.375   Aug. 31, 2000    0       394,401          933,597
                             1,974(2)    .22%     54.375   Mar. 20, 1995    0        11,700           24,041
Donald C. Grenesko......    10,000      1.12%     51.125   Aug. 27, 2003    0       324,980          825,579
David D. Hiller.........    10,000      1.12%     51.125   Aug. 27, 2003    0       324,980          825,579
John W. Madigan.........    25,000      2.81%     51.125   Aug. 27, 2003    0       812,451        2,063,946
                            16,123(2)   1.81%     54.875   Aug. 31, 2000    0       395,624          936,562
                             3,729(2)    .42%     54.875   Mar. 20, 1995    0        22,336           45,899
                            13,296(2)   1.50%     54.875   Mar. 16, 1996    0       119,761          252,213
Scott C. Smith..........    12,000      1.35%     51.125   Aug. 27, 2003    0       389,976          990,694
All Common Stockholders.      NA          NA        NA          NA          0 2,154,236,315(3) 5,472,611,275(3)

- -------
  (1) All options permit the optionee to pay for exercise with Common Stock owned for six months and to pay withholding tax with shares acquired on exercise. The Company had a policy to award replacement options to executives who exercise options in this manner at a time when the stock price is at least 25% above the option price. This policy was suspended on October 26, 1993 pending action to qualify future grants as "performance based" under Sec. 162(m) of the Internal Revenue Code. New options are generally exercisable two years after award and replacement options one year after award but immediately upon a change in control. Options granted less than six months prior to a change in control to an executive officer are cancelled in exchange for a cash payment, effected six months and one day after the option grant date, equal to the difference between the fair market value and the option price on the date of payment.

  (2) Replacement (reload) option awarded on exercise of a non-qualified option with payment made with previously owned Common Stock. The replacement option has a term equal to the remaining term on the option exercised and is conditioned on the individual retaining ownership of the shares acquired on exercise of the option giving rise to the replacement award.

  (3) Based on shares outstanding on July 27, 1993, the closing stock price of $51.125 on that date, and a 121 month period, all of which conform to the regular stock option awards made to executives on that date.

- --------------------------------------------------------------------------------
OPTION EXERCISES AND VALUES TABLE

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
                                     VALUE

                                                NUMBER OF SECURITIES    VALUE OF UNEXERCISED IN-
                                               UNDERLYING UNEXERCISED   THE-MONEY OPTIONS AT FY-
                           SHARES               OPTIONS AT FY-END(#)             END(1)
                         ACQUIRED ON  VALUE   ------------------------- -------------------------
          NAME            EXERCISE   REALIZED EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
- ------------------------ ----------- -------- ----------- ------------- ----------- -------------
Charles T. Brumback.....        0    $     0    282,149      100,000    $ 3,266,130  $1,356,250
James C. Dowdle.........   22,360    294,640    187,967       68,202      2,518,397     775,961
Donald C. Grenesko......    7,800    238,050     64,200       18,000        808,100     234,250
David D. Hiller.........        0          0     45,000       15,000        660,250     178,750
John W. Madigan.........   40,474    523,188    214,387       83,148      2,853,140     839,722
Scott C. Smith..........   34,500    554,588     68,047       22,000      1,133,403     288,500

- -------
  (1) Based on a closing stock price of $59.75 per share on December 23, 1993, the last business day of the Company's fiscal year.

- --------------------------------------------------------------------------------
PENSION PLAN INFORMATION

  Pension benefits payable to the named executive officers may be estimated using the following tables:

Mr. Brumback

                                                                      YEARS OF
                                                                      SERVICE
                                                                      --------
    REMUNERATION                                                         35
    ------------                                                      --------
    $600,000                                                          $313,800
     700,000                                                           366,700
     800,000                                                           419,500
     900,000                                                           472,300

Mr. Dowdle

                                                       YEARS OF SERVICE
                              ---------------------------------------------------------------------
    REMUNERATION                10                             15                             18
    ------------              -------                       --------                       --------
    $400,000                  $63,100                       $ 94,600                       $113,600
     450,000                   71,100                        106,600                        128,000
     500,000                   79,100                        118,600                        142,400
     550,000                   87,100                        130,600                        156,800

Mr. Grenesko

                                                      YEARS OF SERVICE
                              -------------------------------------------------------------------
    REMUNERATION                10                            15                            19
    ------------              -------                       -------                       -------
    $225,000                  $30,900                       $48,400                       $62,500
     275,000                   38,000                        59,500                        76,700
     325,000                   45,000                        70,600                        91,000
     375,000                   52,100                        81,600                       105,300

Mr. Hiller

                                                      YEARS OF SERVICE
                              -------------------------------------------------------------------
    REMUNERATION                                               5                            10
    ------------                                            -------                       -------
    $225,000                                                $17,300                       $34,900
     275,000                                                 21,300                        42,800
     325,000                                                 25,200                        50,800
     375,000                                                 29,200                        58,700

Mr. Madigan

                                                      YEARS OF SERVICE
                             ------------------------------------------------------------------
    REMUNERATION                15                           20                           24
    ------------             --------                     --------                     --------
    $500,000                 $ 90,600                     $130,200                     $161,800
     550,000                   99,800                      143,400                      178,200
     600,000                  109,000                      156,600                      194,600
     650,000                  118,200                      169,800                      211,000

Mr. Smith

                                                             YEARS OF SERVICE
                                         -----------------------------------------------------------
    REMUNERATION                           15                                                  20
    ------------                         -------                                             -------
    $225,000                             $42,600                                             $60,100
     275,000                              52,400                                              73,900
     325,000                              62,100                                              87,700
     375,000                              71,900                                             101,400
     425,000                              81,700                                             151,200

  The foregoing tables reflect an annual pension benefit, estimated on the assumption that the participant will commence receiving benefits when he reaches age 65 and that he will receive his pension in the form of a life annuity with no survivor benefits. The estimated annual pension benefits shown in the preceding tables include the estimated benefits payable under the unfunded supplemental retirement plan maintained by the Company.

  Benefits are based on final five year average salary (see "Salary" column in the Summary Compensation Table that appears on page 9) and years of credited service up to a maximum of 35 years. The pension benefits are not subject to any deduction for social security or other offset amounts. The plan will also be frozen at December 31, 1998 so that participants' service and compensation after that date will not be counted in computing benefits. Salary as of December 26, 1993 that constitutes covered compensation and years of credited service as of that date for each executive officer named were as follows:

                                                                    YEARS OF
                                                        SALARY  CREDITED SERVICE
                                                       -------- ----------------
   Charles T. Brumback................................ $695,000        35
   James C. Dowdle....................................  450,000        13
   Donald C. Grenesko.................................  238,000        14
   David D. Hiller....................................  300,000         5
   John W. Madigan....................................  530,000        19
   Scott C. Smith.....................................  325,000        16

- --------------------------------------------------------------------------------
EMPLOYMENT AGREEMENTS

  The Company has an employment agreement with Mr. Brumback that provides for his employment until December 31, 1994 at a salary of not less than $730,000 per year. See "Termination Arrangements" for additional information relating to the agreement with Mr. Brumback.


- --------------------------------------------------------------------------------
TERMINATION ARRANGEMENTS

  The Company has an agreement with Mr. Brumback that provides for payment of deferred compensation to Mr. Brumback following his retirement for a period of 10 years at the rate of $125,000 per year. If Mr. Brumback becomes disabled or dies during the term of his employment or during his 10 year deferred compensation period, he or his beneficiary is entitled to receive such sum for the remainder of the 10 year period. Thereafter, he is entitled to receive $60,000 per year for life. If Mr. Brumback's spouse, Mary H. Brumback, survives him, she is entitled to receive $60,000 per year for life beginning the later of January 1, 2005 or the date of his death. Under the agreement, Mr. Brumback agrees to provide such consulting services to the Company as may be requested by the Board of Directors following his retirement. The Company is to compensate Mr. Brumback at the rate of $250 per hour for such services.

  The Company maintains a Transitional Compensation Plan For Executive
Employees which provides termination benefits to key executives of the Company and its subsidiaries who are actually or constructively terminated, without cause, within 36 months following a change in control of the Company. Participants may elect to terminate their employment during the thirteenth month following a change in control and qualify to receive the benefits under the plan. Benefits include (a) payment in cash equal to two years' salary and automobile allowance, plus an additional two months' salary for each year by which the executive's age exceeds 55 (provided he or she has at least 10 years of service), (b) outplacement services and (c) continuation of life, health and disability insurance. In addition, the plan provides that the Company will reimburse the executive for any additional income taxes which result from payments upon termination being treated as excess parachute payments under federal income tax law. Certain executive officers of the Company, including Messrs. Dowdle, Grenesko, Hiller, Madigan and Smith, are covered by the plan.

  All stock options granted by the Company become immediately vested and exercisable upon a change-in-control of the Company as defined in the 1992 Long-Term Incentive Plan or in grant agreements evidencing awards under the 1984 Long-Term Performance Plan.

                               PERFORMANCE GRAPH

  The following graph compares the five year cumulative return on the Common Stock to the Standard and Poor's 500 Stock Index and to the Standard and Poor's Newspaper Publishing Group Index. The Company is included in both of these indexes.

                                 1988    1989    1990    1991    1992    1993
                                ------- ------- ------- ------- ------- -------
      Tribune Company.......... $100.00 $124.05 $ 94.59 $112.57 $134.64 $171.60
      S&P 500..................  100.00  131.59  127.49  166.17  178.81  196.75
      S&P Newspaper Publishing
       Group...................  100.00  118.86   95.28  115.37  129.08  149.51

Based on $100 invested on December 30, 1988 in Tribune Company Common Stock, the Standard and Poor's 500 Stock Index and the Standard and Poor's Newspaper Publishing Group Index. Total return assumes reinvestment of dividends quarterly.
2/24/8712/23/8812/29/8912/28/9012/27/9112/24/92

                  GOVERNANCE AND COMPENSATION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

OVERVIEW

  The compensation package paid to
executive officers and other manage-
ment personnel of Tribune Company
consists of four elements: (1) sala-
ry, (2) annual incentive bonus, (3)
stock options, and (4) retirement and
other benefits.

  The compensation package is de-
signed to attract and retain top
quality management employees. It re-
flects competitive conditions in the
lines of business in which the Com-
pany is engaged and in the geographic
areas where the services are to be
performed. To the extent feasible,
elements of compensation are designed
to vary so as to reflect the perfor-
mance of the Company.

  Through its compensation programs,
the Company also seeks to provide an
opportunity for employees and execu-
tives to acquire and hold stock in
the Company. Stock ownership is an
effective way to align the interests
of employees and shareholders.

SALARIES

  Salary levels for executive officer
positions are set so as to reflect
the duties and level of responsibili-
ties inherent in the position. Com-
parative salaries paid by other com-
panies in the industries and loca-
tions where the Company does business
are considered in establishing the
salary level for a given position.
The Committee does not, however, tar-
get a specific percentile range
within the comparative group in set-
ting salaries of the Company's execu-
tive officers. The particular quali-
fications of the individual holding
the position and his or her level of
experience are also considered in es-
tablishing a salary level when the
individual is first appointed to a
given position.

  Salary levels of executive officers
are reviewed annually. The perfor-
mance and contribution of the indi-
vidual to the Company is the primary
criterion influencing salary adjust-
ments. Salary levels reflect the per-
formance of the Company only to the
extent that the performance of the
Company is considered in establishing
the salary guidelines applicable for
all salaried employees during the
current year. The Committee also re-
views comparative surveys of salary
information for comparable positions
in connection with the annual salary
review. The sources of the data used
varies from executive to executive
based on the availability of compara-
ble information relative to each po-
sition. In 1993, salaries of all ex-
ecutive officers were reviewed early
in the year and changes were made ef-
fective as of the beginning of March.
In a few cases, subsequent changes
were made based on promotions and
transfers.

  The salary paid to Charles T. Brum-
back, Chairman and Chief Executive
Officer of the Company, was increased
by $27,000 to $695,000 effective as
of March 1, 1993. This represented a
4.0 percent increase in Mr.
Brumback's salary. The rate of in-
crease was consistent with the
Company's overall merit increase
guidelines for salaried employees for
1993.

ANNUAL INCENTIVE BONUS

  The Company maintains a plan that
provides executive officers the op-
portunity to earn an annual incentive
bonus based on performance of the
Company, performance of their indi-
vidual business unit, if applicable,
their contribution toward achievement
of certain company-wide objectives
and an evaluation of the executive's
individual performance.

  A target bonus level, stated as a
percent of year-end salary, is estab-
lished for each executive officer
based on his or her level of respon-
sibility. Mr. Brumback's target bonus
is 60 percent of year-end salary. Op-
portunities are provided to earn up
to 160 percent of target bonuses for
outstanding performance, and thresh-
old standards to earn certain por-
tions of the target bonus are also
established.

  Achievements against pre-estab-
lished measures of financial perfor-
mance account for 60 percent of the
target bonus. The performance mea-
sures are established by the Commit-
tee in February and are based on the
Company's operating plan that is ap-
proved by the Board at the beginning
of the year. In the case of Mr. Brum-
back, the applicable 1993 performance
measures were primary net income per
share (40 percent of target bonus),
return on equity (10 percent of tar-
get bonus) and corporate office oper-
ating expenses (10 percent of target
bonus). The first measure was ex-
ceeded and the other two measures
were achieved. The 1993 performance
measures applicable to other execu-
tive officers named in the summary
compensation table were primary net
income per share, return on equity,
corporate office operating expenses,
Broadcasting Group pretax profit, TV
broadcast rights expense, other
Broadcasting Group operating ex-
penses, TV broadcast rights cash pay-
ments, Publishing Group pretax profit
and Publishing Group operating ex-
penses excluding newsprint. Seven of
the performance measures were met or
exceeded, one was partially achieved
and one was not met.

  Another 20 percent of the target
bonus may be awarded based on a sub-
jective evaluation of each execu-
tive's contribution toward achieve-
ment of four company-
wide objectives: business develop-
ment, overall effective-
ness and efficiency, managing diversity and professional management. The final 20 percent of the target bonus is based on an evaluation of the individual's specific performance and achievements during the year. The Committee may award amounts up to 160 percent of the target for these two portions of the bonus. The Committee also retains the right to adjust the overall bonus to better reflect its evaluation of the Company's overall performance, but did not do so for 1993.

  In considering bonuses for executives other than Mr. Brumback, the Committee considers bonus recommendations submitted by the Chief Executive Officer. The Committee also receives an assessment of the performance of each executive from Mr. Brumback and discusses the assessments with him. In assessing the performance of Mr. Brumback, the Committee meets privately with the Company's other outside directors for that purpose.

  The Committee awarded Mr. Brumback a bonus of $485,000 for 1993 which is approximately 116 percent of the target bonus under the plan. The bonus earned reflects achievement of 112 percent of the target amount based on the financial performance factors. The Committee also considered the progress toward achievement of the company-wide objectives and awarded a bonus amount based on 127 percent of target. Finally, the portion of the bonus based on the outside director's evaluation of Mr. Brumback's individual performance and achievements in 1993 was set at 120 percent of the target amount.

STOCK OPTIONS

  The Company for many years has used stock options as its long-term incentive program for executives. Stock options are used because they directly relate the amounts earned by the executives to the amount of appreciation realized by the Company's stockholders over comparable periods. Stock options also provide executives with the opportunity to acquire and build a meaningful ownership interest in the Company. While the Company encourages stock ownership by executives, it has not established any target levels for executive stock holdings.

  The Committee considers stock option awards on an annual basis. These are normally awarded in July. In determining the amount of options awarded, the Committee generally establishes a level of award based on the position held by the individual and his or her level of responsibility, both of which reflect the executive's ability to influence the Company's long-term performance. The number of options previously awarded to and held by executives are also reviewed but are not an important factor in determining the size of the current award. The number of options actually awarded in any year may be increased or decreased from the target level based on an evaluation of the individual's performance.

  In July, 1993 the Committee awarded Mr. Brumback a nonqualified stock option to purchase 50,000 shares at the current fair market value of the stock which was then $51.125. The 1993 award was for the same number of shares that had been awarded to Mr. Brumback in the previous year.

  The Company maintained a program of granting replacement options based on exercise of previously awarded stock options which were paid for with previously acquired Common Stock as an inducement for executives to exercise their stock options at an early date and to retain the shares acquired upon exercise. This program was suspended on October 26, 1993 pending clarification of the federal tax code provisions dealing with deductibility of executive compensation.

BENEFIT PROGRAMS

  The executive officers participate in various health, life, disability and retirement benefit programs that are generally made available to all salaried employees. Certain programs such as the Savings Incentive Plan and the Employee Stock Purchase Plan provide employees with the opportunity to acquire Common Stock. In addition, the executive officers participate in the Employee Stock Ownership Plan on a consistent basis with other employees in 1993 except that the level of executive officer participation is limited based on salary limits imposed under federal tax laws. This program, which is intended to become the principal retirement plan for the Company, relates the amount of retirement benefits that will ultimately be received to the value of the Common Stock. Executive officers also receive certain traditional perquisites that are customary for their positions.

TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION

  The 1993 federal tax code amendments impose a limit on the tax deduction for certain executive compensation payments beginning in 1994. The cash salary and bonus programs will not qualify for the exception to this limit for "performance based" compensation. However, only one executive of the Company currently receives cash compensation in excess of the $1 million limit. The Committee may require deferral of a portion of the bonus in such a case to a time following termination of employment when payment may be deductible by the Company.

  The Company is proposing that shareholders approve an amendment to the 1992 Long-Term Incentive Plan. If approved, compensation in the form of stock options and stock appreciation rights granted under the Plan should continue to be eligible for a full tax deduction. The Committee recommends approval of the amendment.

  Andrew J. McKenna, Chairman
  Kristie Miller
  James J. O'Connor
  Arnold R. Weber

                                 OTHER MATTERS
          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  Andrew J. McKenna, Kristie Miller,
James J. O'Connor and Arnold R. Weber
served as members of the Governance
and Compensation Committee during the
fiscal year ended December 26, 1993.

  Andrew J. McKenna, Chairman of the
Governance and Compensation Commit-
tee, served as an officer and part-
time employee of Chicago National
League Ball Club, Inc., a subsidiary
of the Company, from August 1981 to
December 1984. This was not Mr.
McKenna's principal occupation or
source of income during this period.
Subsequent to 1984, Mr. McKenna's
sole position with the Company has
been that of an outside director.
  As of the date of this Proxy State-
ment, the Board of Directors does not
know if any matters will be presented
to the meeting other than those de-
scribed above. If other matters prop-
erly come before the meeting, the
persons named in the accompanying
proxy will vote said proxy in accor-
dance with their best judgment.

  Expenses incurred in connection
with the solicitation of proxies will
be paid by the Company. Following the
initial solicitation of proxies by
mail, directors, officers and regular
employees of the Company may solicit
proxies in person, by telephone or
telegraph, but without extra compen-
sation. In addition, the Company has
retained Kissel-Blake, Inc. to assist
in the solicitation of proxies at an
estimated cost to the Company of
$10,000 plus out of pocket expenses.
Such solicitation may be made by
mail, telephone, telegraph or in per-
son. The Company will, upon request,
reimburse the reasonable charges and
expenses of brokerage houses or other
nominees or fiduciaries for forward-
ing proxy materials to, and obtaining
authority to execute proxies from,
beneficial owners for whose account
they hold Common Stock.

  A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 26, 1993 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT EXHIBITS, WILL BE PROVIDED WITHOUT CHARGE TO ANY SHAREHOLDER SUBMITTING A RE-QUEST THEREFOR TO THE DIRECTOR/ COMMUNICATIONS, TRIBUNE COMPANY, 6TH FLOOR, 435 NORTH MICHIGAN AVENUE, CHICAGO, ILLINOIS 60611, TELEPHONE 312/222-3238.

  By Order of the Board of Directors

  Stanley J. Gradowski
  Vice President and Secretary

  Dated: March 21, 1994

                   [MAP OF TRIBUNE ANNUAL MEETING LOCATION]

                               GRAPHICS APPENDIX


1. Page 13 of the Proxy Statement contains a graph comparing the cumulative shareholder return on the Common Stock of the Company for the last five years with the cumulative total return on the S&P 500 Index and the S&P
Publishing/Newspapers Index.

2. Page 4 of the Proxy Statement contains photographs of each of the five nominees for election as directors at the Company's 1994 Annual Meeting of Stockholders, and page 5 contains photographs of each of the other eight directors of the Company.

3. The inside back cover of the Proxy Statement contains a map showing the location where the 1994 Annual Meeting is being held.

[TRIBUNE LOGO]

           PLEASE RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE


                                  [ART LOGO]



- -------------------------------------------------------------------------------

                                                                            3074
                                                                            ----
[X] PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
- --------------------------------------------------------------------------------
       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3.
- --------------------------------------------------------------------------------
1. Election of directors.         FOR* [_]   NOT FOR [_]
*For, except vote withheld from the following nominee(s):

2. Approval of plan amendment.    FOR  [_]   AGAINST [_]   ABSTAIN [_]

3. Ratification of auditors.      FOR  [_]   AGAINST [_]   ABSTAIN [_]

4. With discretionary power in the transaction of such other business as may properly come before the meeting.

- --------------------------------------------------------------------------------
 [_] Please check this box if you plan to attend the Annual Meeting.


                                             Note: Please sign exactly
                                             as name appears above.
                                             Joint owners should each
                                             sign. When signing as at-
                                             torney, executor, adminis-
                                             trator, trustee or guard-
                                             ian etc., please give full
                                             title.



                                             ---------------------------

                                             ---------------------------
                                              SIGNATURE(S)         DATE

TRIBUNE COMPANY                                                       PROXY CARD
- --------------------------------------------------------------------------------
       PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD APRIL 19, 1994

Charles T. Brumback and Stanton R. Cook, or either of them, are designated as proxies to vote all the shares of Common Stock of Tribune Company which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held on April 19, 1994, or at any adjournment thereof, as specified on the reverse side of this card with respect to:

1. the election of directors--the nominees are James C. Dowdle, Diego E. Hernandez, Robert E. LaBlanc, John W. Madigan, and Andrew J. McKenna (to withhold authority to vote for any individual nominee, write his name in the space provided on the reverse side of this card);

2. approval of an amendment to the 1992 Long-Term Incentive Plan;

3. ratification of the selection of Price Waterhouse as auditors; and

4. with discretionary power in the transaction of such other business as may properly come before the meeting.

Enter your vote by marking the appropriate boxes on the reverse side. The Company's directors recommend a vote FOR the election of the nominees listed and FOR proposals 2 and 3. The proxies shall vote as specified, but if no choice is specified the proxies shall vote in accordance with the recommendations of the Company's directors.

  [TRIBUNE LOGO]

  Dear Benefit Plan Participant:

    You own Tribune Company stock as a participant in the Employee Stock Ownership Plan, Savings Incentive Plan and/or Employee Stock Purchase Plan. One of the privileges of stock ownership is the right to vote on certain matters at the annual meeting. This year they involve the election of directors, an amendment to the 1992 Long-Term Incentive Plan and the appointment of auditors. These matters are described in detail in the notice of annual meeting and proxy statement that is a part of this mailing.

    You may indicate your vote by completing the perforated voting instruction card that appears directly below. Employee involvement is one of Tribune's core values, so I encourage you to participate in this important process. Please carefully consider the issues and use your voting rights by marking, signing and dating the instruction card, and returning it to First Chicago Trust Company in the enclosed envelope. YOUR VOTE IS CONFIDENTIAL AND WILL ONLY BE SEEN BY FIRST CHICAGO TRUST AS TABULATING AGENT FOR THE PLAN TRUSTEE AND ADMINISTRATOR.

                                             Sincerely,

                                             /s/ Charles T. Brumback


- --------------------------------------------------------------------------------

                                                                            5745
                                                                            ----
[X] PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.

THIS VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
- --------------------------------------------------------------------------------
       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3.
- --------------------------------------------------------------------------------
1. Election of directors.           FOR* [_]   NOT FOR [_]
*For, except vote withheld from the following nominee(s):

2. Approval of plan amendment.      FOR  [_]   AGAINST [_]   ABSTAIN [_]

3. Ratification of auditors.        FOR  [_]   AGAINST [_]   ABSTAIN [_]

4. With discretionary power in the transaction of such other business as may properly come before the meeting.
- --------------------------------------------------------------------------------

[_] Please check this box if you plan to attend the Annual Meeting.

                                              Note: Please sign exactly
                                              as name appears above.
                                              Joint owners should each
                                              sign. When signing as at-
                                              torney, executor, adminis-
                                              trator, trustee or guard-
                                              ian etc., please give full
                                              title.


                                              ------------------------------

                                              ------------------------------
                                                SIGNATURE(S)         DATE

TRIBUNE COMPANY                                          VOTING INSTRUCTION CARD
- --------------------------------------------------------------------------------
FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD APRIL 19, 1994

The Northern Trust Company, as Trustee for the Tribune Company Employee Stock Ownership Plan and the Tribune Company Savings Incentive Plan, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as nominee under the Tribune Company Employee Stock Purchase Plan, are instructed to vote the Tribune Company Common Stock and Preferred Stock allocated and held in my respective plan accounts at the Annual Meeting of Stockholders of the Company to be held on April 19, 1994, or at any adjournment thereof, as specified on the reverse side of this card with respect to:

1. the election of directors--the nominees are James C. Dowdle, Diego E. Hernandez, Robert E. LaBlanc, John W. Madigan, and Andrew J. McKenna (to withhold authority to vote for any individual nominee, write his name in the space provided on the reverse side of this card);

2.  approval of an amendment to the 1992 Long-Term Incentive Plan;

3.  ratification of the selection of Price Waterhouse as auditors; and

4. with discretionary power in the transaction of such other business as may properly come before the meeting.

Enter your voting instructions on the reverse side. The Company's directors recommend a vote FOR the election of the nominees listed and FOR proposals 2 and 3. The trustee and nominee shall vote as specified, but if you return this card and no choice is specified you will be deemed to have instructed the trustee and nominee to vote in accordance with the recommendations of the Company's directors.